406 P-1 10/10

SUPPLEMENT DATED OCTOBER 25, 2010

TO THEPROSPECTUS DATED JANUARY 1, 2010

TEMPLETON GLOBAL BOND FUND

The Prospectus is amended as follows:

The ninth bullet point under “Qualified Investors – Advisor Class” on page 39 is replaced with the following bullet point:

▪    Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program or one of its service providers to provide certain services relating to the operation of the program or to provide Fund shares for purchase in connection with the program. No initial minimum investment.

Please keep this supplement for future reference.